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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Report):  May 15, 2002
                                                 ------------

                               The Rowe Companies
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             (exact name of registrant as specified in its charter)


    Nevada                            1-10226                    54-0458563
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State or other                      (Commission                (IRS Employer
jurisdiction of                     File Number)               Identification
                                                                   Number)

               1650 Tysons Blvd, Suite 710, McLean, Virginia 22102
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                (Address of principal executive offices Zip Code)


Registrant's telephone number, including area code: 703-847-8670
                                                    ------------
                                      None
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events.
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On May 15, 2002, The Rowe Companies issued the press release attached as Exhibit
99 announcing the completion of new financing arrangements.

Item 7.  Financial Statements and Exhibits.
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(c)      Exhibits

         Exhibit 99.  Press release dated May 15, 2002



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE ROWE COMPANIES
                                               ---------------------------
                                               Registrant

Date:  05-24-02                                /s/ Deborah C. Jacks
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                                               Deborah C. Jacks
                                               Secretary

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